INVESCO FLOATING RATE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $  12,539
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class C                          $   7,662
                         Class R                          $     119
                         Class Y                          $  20,642
                         Class R5                         $      63
                         Class R6                         $  14,060

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.1559
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class C                          $  0.1366
                         Class R                          $  0.1468
                         Class Y                          $  0.1651
                         Class R5                         $  0.1654
                         Class R6                         $  0.1688

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                             78,752
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                             53,744
                         Class R                                767
                         Class Y                            122,620
                         Class R5                               398
                         Class R6                            84,369

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $    7.60
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $    7.57
                         Class R                          $    7.61
                         Class Y                          $    7.59
                         Class R5                         $    7.61
                         Class R6                         $    7.59

INVESCO LOW VOLATILITY EQUITY YIELD FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                             $   1,961
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                             $       9
                         Class C                             $     193
                         Class R                             $       3
                         Class Y                             $     153
                         Investor Class                      $     536
                         Class R5                            $     193
                         Class R6                            $       0

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                             $  0.1268
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                             $  0.0841
                         Class C                             $  0.0839
                         Class R                             $  0.1124
                         Class Y                             $  0.1412
                         Investor Class                      $  0.1272
                         Class R5                            $  0.1519
                         Class R6                            $  0.1530

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                15,028
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                                 2,181
                         Class R                                    26
                         Class Y                                   867
                         Investor Class                          4,041
                         Class R5                                1,284
                         Class R6                                  101

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                             $   11.12
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                             $   10.93
                         Class R                             $   11.07
                         Class Y                             $   11.17
                         Investor Class                      $   11.16
                         Class R5                            $   11.19
                         Class R6                            $   11.18

INVESCO GLOBAL REAL ESTATE INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $   5,383
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $       7
                         Class C                          $   1,299
                         Class Y                          $  14,724
                         Class R5                         $     180
                         Class R6                         $   3,841

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.2128
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.1780
                         Class C                          $  0.1780
                         Class Y                          $  0.2235
                         Class R5                         $  0.2282
                         Class R6                         $  0.2319

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                             24,292
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                              6,793
                         Class Y                             76,952
                         Class R5                               774
                         Class R6                            16,943

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $    8.74
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $    8.72
                         Class Y                          $    8.71
                         Class R5                         $    8.73
                         Class R6                         $    8.73

INVESCO CORE PLUS BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $  12,129
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $      23
                         Class C                          $   1,453
                         Class R                          $     161
                         Class Y                          $  25,095
                         Class R5                         $     104
                         Class R6                         $  17,762

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.1568
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.0934
                         Class C                          $  0.1156
                         Class R                          $  0.1430
                         Class Y                          $  0.1706
                         Class R5                         $  0.1702
                         Class R6                         $  0.1738

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                             81,957
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                             13,141
                         Class R                              1,366
                         Class Y                            178,591
                         Class R5                               772
                         Class R6                           102,404

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $   10.68
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $   10.67
                         Class R                          $   10.68
                         Class Y                          $   10.69
                         Class R5                         $   10.67
                         Class R6                         $   10.67

INVESCO GROWTH AND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $  46,602
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $     177
                         Class C                          $   2,022
                         Class R                          $   1,258
                         Class Y                          $  15,378
                         Class R5                         $  10,955
                         Class R6                         $  22,385

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.3305
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.3275
                         Class C                          $  0.2221
                         Class R                          $  0.2954
                         Class Y                          $  0.3660
                         Class R5                         $  0.3788
                         Class R6                         $  0.3926

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                            150,071
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                              9,721
                         Class R                              4,415
                         Class Y                             46,460
                         Class R5                            34,281
                         Class R6                            62,882

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $   27.15
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $   26.80
                         Class R                          $   27.17
                         Class Y                          $   27.18
                         Class R5                         $   27.21
                         Class R6                         $   27.21

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $  29,659
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $      17
                         Class C                          $   9,107
                         Class R                          $   1,527
                         Class Y                          $  53,078
                         Class R6                         $  16,786

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.8122
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.4066
                         Class C                          $  0.4432
                         Class R                          $  0.6785
                         Class Y                          $  0.9525
                         Class R6                         $  1.0193

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                             36,869
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                             21,012
                         Class R                              2,289
                         Class Y                             55,632
                         Class R6                            16,849

                         Net asset value per share (to nearest cent)
74V.                 1   Class A                          $   59.88
                         Net asset value per share of a second class of open-end company shares (to nearest cent)
                     2   Class C                          $   57.42
                         Class R                          $   59.58
                         Class Y                          $   60.43
                         Class R6                         $   60.51

INVESCO CALIFORNIA TAX-FREE INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $   5,750
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $      75
                         Class C                          $     788
                         Class Y                          $     856
                         Class R6                         $      33

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.2072
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.1745
                         Class C                          $  0.1757
                         Class Y                          $  0.2226
                         Class R6                         $  0.2216

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          $  27,047
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                          $   4,605
                         Class Y                          $   3,512
                         Class R6                         $     800

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $   11.78
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $   11.86
                         Class Y                          $   11.82
                         Class R6                         $   11.82

INVESCO EQUITY AND INCOME FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                           $  131,712
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                           $      731
                         Class C                           $   14,340
                         Class R                           $    2,500
                         Class Y                           $   17,307
                         Class R5                          $    6,816
                         Class R6                          $   13,823

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                           $   0.1455
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                           $   0.1010
                         Class C                           $   0.1016
                         Class R                           $   0.1320
                         Class Y                           $   0.1595
                         Class R5                          $   0.1628
                         Class R6                          $   0.1681

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                              938,609
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                              144,235
                         Class R                               18,851
                         Class Y                              108,008
                         Class R5                              41,615
                         Class R6                              98,894

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                           $    10.98
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                           $    10.77
                         Class R                           $    11.04
                         Class Y                           $    10.98
                         Class R5                          $    10.98
                         Class R6                          $    10.98

INVESCO S&P 500 INDEX FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $   9,069
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $       8
                         Class C                          $   2,179
                         Class Y                          $   2,295
                         Class R6                         $       6

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.3704
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.1837
                         Class C                          $  0.2016
                         Class Y                          $  0.4347
                         Class R6                         $  0.4565

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                             25,181
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                                 --
                         Class C                             11,148
                         Class Y                              5,357
                         Class R6                               120

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $   29.38
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                          $      --
                         Class C                          $   28.38
                         Class Y                          $   29.73
                         Class R6                         $   29.73

INVESCO AMERICAN FRANCHISE FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         22

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                               469,081
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                                19,876
                         Class R                                 1,788
                         Class Y                                13,928
                         Class R5                                3,528
                         Class R6                                6,285

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                              $  21.13
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                              $  19.48
                         Class R                              $  20.73
                         Class Y                              $  21.57
                         Class R5                             $  21.62
                         Class R6                             $  21.72

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $   1,961
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                          $       5
                         Class C                          $     141
                         Class Y                          $     133
                         Class R6                         $       5

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.2891
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class B                          $  0.2300
                         Class C                          $  0.2278
                         Class Y                          $  0.3096
                         Class R6                         $  0.3095

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                              6,818
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                                 --
                         Class C                                623
                         Class Y                                413
                         Class R6                                65

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $   16.11
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                          $      --
                         Class C                          $   16.13
                         Class Y                          $   16.13
                         Class R6                         $   16.13

INVESCO SMALL CAP DISCOVERY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                34,873
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                                    --
                         Class C                                 5,053
                         Class Y                                 9,104
                         Class R5                                2,134
                         Class R6                                8,118

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                              $   9.86
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                              $     --
                         Class C                              $   7.40
                         Class Y                              $  10.47
                         Class R5                             $  10.61
                         Class R6                             $  10.64

INVESCO STRATEGIC REAL RETURN FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         27

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $     373
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class C                          $      29
                         Class R                          $       4
                         Class Y                          $     252
                         Class R5                         $      --
                         Class R6                         $       7

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.2192
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class C                          $  0.1828
                         Class R                          $  0.2070
                         Class Y                          $  0.2315
                         Class R5                         $  0.2315
                         Class R6                         $  0.2315

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                              1,925
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                                178
                         Class R                                 19
                         Class Y                              1,235
                         Class R5                                 1
                         Class R6                                35

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $    9.56
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $    9.55
                         Class R                          $    9.56
                         Class Y                          $    9.56
                         Class R5                         $    9.56
                         Class R6                         $    9.56

INVESCO SHORT DURATION HIGH YIELD MUNICIPAL FUND               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-09913
SERIES NO.:         28

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                          $   1,354
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class C                          $     524
                         Class Y                          $     826
                         Class R5                         $       0
                         Class R6                         $       0

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                          $  0.1734
                     2   Dividends for a second class of open-end company shares (form
                         nnn.nnnn)
                         Class C                          $  0.1340
                         Class Y                          $  0.1866
                         Class R5                         $  0.1866
                         Class R6                         $  0.1866

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                              8,771
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                              4,424
                         Class Y                              5,768
                         Class R5                                 1
                         Class R6                                 1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                          $   10.43
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                          $   10.41
                         Class Y                          $   10.44
                         Class R5                         $   10.45
                         Class R6                         $   10.45